Commitments and Contingent Liabilities	12 Months Ended
Dec. 31, 2013
Commitments and Contingent Liabilities [Abstract]
Commitments and Contingent Liabilities
(10) Commitments and Contingent Liabilities

(a) Leases

The Bank leases certain banking premises. These leases are accounted for as operating leases with minimum rental commitments in the amounts presented below. The majority of these leases contain options to renew.

(dollars in thousands)
2014	$6,860
2015	6,493
2016	6,295
2017	5,979
2018	5,719
2019 and after	42,429
$73,775

(b) Litigation

Existing litigation arising in the normal course of business is not expected to result in any material loss to the Company.
(c) Outsourced Services

The Company contracted with third-party service providers to perform certain banking functions beginning 2002. The outsourced services include data and item processing for the Bank and trust operations. The service expense can vary based upon volume and nature of transactions processed. Outsourced service expense was $5.1 million for 2013, 2012 and 2011. The Company is contractually obligated to pay these third-party service providers approximately $5 to $6 million per year through 2018.